UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 25, 2010
Cavium Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33435	77-0558625

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805 E. Middlefield Road, Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-623-7000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 25, 2010, Sandeep Vij resigned from the position of Vice President and General Manager, Broadband & Consumer Division of Cavium Networks, Inc., effective January 25, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cavium Networks, Inc.
January 25, 2010	By:	/s/ Arthur D. Chadwick
		Name:	Arthur D. Chadwick
		Title:	Vice President of Finance and Administration and Chief Financial Officer